ACQUISITIONS	12 Months Ended
Dec. 31, 2024
Acquisition [Abstract]
Acquisitions	Acquisitions
(a)Vanstar - Nelligan Project
On February 13, 2024, the Company acquired all of the issued and outstanding common shares of Vanstar for consideration of approximately 12.0 million common shares of the Company. Vanstar owned a 25% interest in the Nelligan Gold Project ("Nelligan") in Quebec, Canada. With the acquisition of Vanstar complete, the Company now owns a 100% interest in Nelligan. In addition, the Company acquired a 1% NSR royalty held by Vanstar on select claims of Nelligan that were cancelled, as well as other early stage exploration properties in Northern Quebec. The total purchase price amounted to $29.6 million, which included transaction costs of $1.5 million, and was net of cash and cash equivalents acquired of $0.1 million. The transaction costs included 0.2 million common shares, with a value of $0.4 million, issued for professional services.
The acquisition did not meet the IFRS definition of a business combination as the primary asset (Nelligan Gold Project) is an exploration stage property and has not identified economically recoverable ore reserves. Consequently, the transaction was recorded as an asset acquisition.
The total purchase price was allocated to the assets acquired and the liabilities assumed based on the fair value of the total consideration transferred at the closing date of the acquisition.

February 13,
2024
Assets acquired and liabilities assumed
Exploration and evaluation assets	$29.3
Current assets	0.3
$29.6
Consideration transferred
Share consideration	$28.2
Less: Cash and cash equivalents acquired	(0.1)
28.1
Transaction costs	1.5
$29.6
(b)Euro Ressources
EURO Ressources S.A. (“EURO”) is a French mining royalty and streaming company that was listed on the NYSE Euronext of Paris stock exchange under the symbol EUR. EURO's main assets are a 10% royalty from the Company on the Rosebel Gold Mine production in Suriname, a silver stream from a subsidiary of Orezone Gold Corporation, a royalty on the Paul Isnard concessions in French Guiana and marketable securities. The Company owned 90% of EURO through its wholly owned subsidiary IAMGOLD France S.A.S. ("IAMGOLD France"), until February 27, 2024 when the Company completed the acquisition of all of the outstanding common shares of EURO that IAMGOLD France did not already own through a "squeeze-out" under French law, which was approved by the Autorité des marchés financiers on January 23, 2024. The Company paid cash consideration of €3.50 per share for an aggregate consideration of €21.9 million ($23.7 million). Following the acquisition, IAMGOLD France beneficially owns and controls 62.5 million common shares, representing 100% of the outstanding EURO shares.
The change in ownership interest in EURO was recorded as an equity transaction. Prior to the acquisition, the carrying amount of the non-controlling interests was $3.0 million. The difference between the carrying amount of the non-controlling interest of $3.0 million and cash consideration of $23.7 million resulted in a decrease in total equity of $20.7 million. Transaction costs of $1.2 million directly related to the acquisition resulted in a decrease in total equity.